UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2022

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-05663	CLECO POWER LLC (a Louisiana limited liability company) 2030 Donahue Ferry Road Pineville, Louisiana 71360-5226 (318) 484-7400	72-0244480
333-264319	CLECO SECURITIZATION I LLC (a Louisiana limited liability company) 505 Cleco Drive, Office Number 16 Pineville, Louisiana 71360 (318) 484-4183	87-4333832

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 20, 2022, the Articles of Organization of Cleco Securitization I LLC, a Louisiana limited liability company (the “Issuing Entity”), were amended and restated, and the Limited Liability Company Operating Agreement of the Issuing Entity was amended and restated, in each case, in the forms previously disclosed on the Issuing Entity’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 13, 2022 and described in the Prospectus (as defined below). The Amended and Restated Articles of Organization of the Issuing Entity and the Amended and Restated Limited Liability Company Operating Agreement of the Issuing Entity amended the Issuing Entity’s Articles of Organization and Limited Liability Company Operating Agreement to allow the Issuing Entity to issue additional series of storm recovery bonds in the future subject to the satisfaction of certain specified conditions as set forth therein.

Item 8.01   Other Events.

On June 22, 2022, the Issuing Entity issued $425,000,000 aggregate principal amount of its Series 2022-A Senior Secured Storm Recovery Bonds (the “Storm Recovery Bonds”), pursuant to an Indenture and Series Supplement (together, the “Indenture”), each dated as of June 22, 2022, between the Issuing Entity and The Bank of New York Mellon Trust Company, National Association, as Trustee. The Storm Recovery Bonds were offered pursuant to the Prospectus dated June 9, 2022 (the “Prospectus”). In connection with the issuance of the Storm Recovery Bonds, Cleco Power LLC and the Issuing Entity are filing the exhibits listed in Item 9.01, which are annexed hereto as exhibits to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.2	Amended and Restated Articles of Organization of Cleco Securitization I LLC, dated as of June 20, 2022.
3.4	Amended and Restated Limited Liability Company Operating Agreement of Cleco Securitization I LLC, dated as of June 20, 2022.
4.1
Indenture between Cleco Securitization I LLC and The Bank of New York Mellon Trust Company, National Association, as Trustee (including the form of the Storm Recovery Bonds and the Series Supplement), dated as of June 22, 2022.

4.2	Series Supplement between Cleco Securitization I LLC and The Bank of New York Mellon Trust Company, National Association, as Trustee, dated as of June 22, 2022.
5.1	Opinion of Phelps Dunbar, L.L.P. with respect to legality.
8.1	Opinion of Phelps Dunbar, L.L.P. with respect to federal tax matters.
10.1	Storm Recovery Property Servicing Agreement between Cleco Securitization I LLC and Cleco Power LLC, as Servicer, dated as of June 22, 2022.
10.2	Storm Recovery Property Sale Agreement between Cleco Securitization I LLC and Cleco Power LLC, as Seller, dated as of June 22, 2022.
10.3	Administration Agreement between Cleco Securitization I LLC and Cleco Power LLC, as Administrator, dated as of June 22, 2022.
23.1	Consent of Phelps Dunbar, L.L.P. (included as part of its opinions filed as Exhibit 5.1 and Exhibit 8.1).
99.2	Opinion of Phelps Dunbar, L.L.P. with respect to U.S. constitutional matters and Louisiana constitutional matters.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: June 22, 2022
Cleco Power LLC

	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer

Cleco Securitization I LLC

	By:	/s/ Tonita Laprarie
Tonita Laprarie
Manager